UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2011

ALTERNATIVE ENERGY PARTNERS, INC. (Exact name of registrant as specified in its charter)

Florida	333-154894	26-2862564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1365 N. Courtenay Parkway, Suite A Merritt Island, FL 32953 321.452.9091 (Address and telephone number of Registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the United States Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” “Alternative Energy Partners, Inc., “AEGY”, “Registrant” or the “Company” refer to Alternative Energy Partners, Inc., a Florida corporation.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 15, 2011, Registrant entered into an Acquisition Agreement with OCTuS, Inc., under which OCTuS, Inc. (OCTI), a Nevada corporation with its principal offices located in Davis, California, will acquire from Registrant its ownership of all of the issued and outstanding stock of Élan Energy Corp., and Sunarias Corporation in exchange for 100 million shares of the common stock of OCTI, which stock is to be distributed proportionately to the shareholders of Registrant as part of the transaction.  However, because OCTI does not currently have enough authorized common shares to allow it to issue the consideration for the transaction, it will instead issue a new class of preferred stock, designated as Series E Convertible Preferred Stock, to an agent to be designated at closing, to hold the Series E Preferred Stock until (1) OCTI has authorized sufficient shares of common stock, and (2) OCTI has registered the common shares to be issued to the shareholders of AEGY, as provided in the Acquisition Agreement.  When the two conditions have been met, the Series E Preferred Stock of OCTI will automatically convert into 100 million shares of common stock and will be distributed on a proportionate basis to the shareholders of record of AEGY on the record date of February 25, 2011.  Also as part of the transaction, the existing operating business of OCTI will be distributed to a new wholly-owned subsidiary of OCTI, where it will continue to operate, and the existing management of OCTI will assume management positions in the new operating subsidiary, resigning from their positions as officers and directors of OCTI.  Prior to the signing of the Acquisition Agreement, there was no relationship between Registrant or any subsidiary or affiliate of Registrant, and OCTI or any affiliate of OCTI.

The Acquisition Agreement also provides that all existing liabilities of OCTI will be resolved or brought current, that there will be no defaults or delinquencies in any outstanding liabilities, and that all remaining liabilities will have a term ending at least six months after closing.  OCTI previously announced in December, 2010 that it has received notice of default on a $500,000 loan due to an unrelated third party, which default must be resolved to the satisfaction of Registrant before closing.  Closing is scheduled on or before March 15, 2011.

OCTuS is a publicly traded (OTC BB: OCTI), SEC reporting company which describes itself in its SEC filings as a smart energy management company developing, marketing and selling energy-efficient lighting, cooling and energy management solutions that enable public sector and private organizations to reduce their energy expenses. OCTuS has developed OctusSEP (Smart Energy Platform), a turnkey energy savings platform for the energy management of commercial, industrial and institutional buildings. This is the same basic market segment in which Sunarias Corp. operates, and will use the platform of commercial HVAC companies operating under Élan Energy to expand these energy technologies.

Item 9.01 Financial Statement and Exhibits.

      (d)        Exhibits.

Exhibit No.	Description

2.1	Acquisition Agreement dated February 15, 2011 between Alternative Energy Partners, Inc. and OCTuS, Inc.

2.2	Certificate of Designations of Series E Convertible Preferred Stock of OCTuS, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE ENERGY PARTNERS, INC.

Date: February 22, 2011	By:	/s/ Gary Reed
Gary Reed. Chairman